Subsequent Events	12 Months Ended
Mar. 31, 2022
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
Approval of Dividends
On June 29, 2022, the shareholders approved the payment of cash dividends of ¥14.5 per share of Common stock, totaling ¥183,397 million, that were payable on June 30, 2022, to the shareholders of record on March 31, 2022.
Repurchase of own shares
At the meeting of the Board of Directors of MUFG held on May 16, 2022, it was resolved to repurchase up to 600,000,000 shares of MUFG’s common stock by market purchases through the Tokyo Stock Exchange for approximately ¥300 billion, in aggregate, from May 17, 2022 to November 11, 2022. The repurchase plan as authorized by the Board of Directors of MUFG allowed for the repurchase of an aggregate amount of up to 600,000,000 shares, which represents the equivalent of 4.7% of the total number of common shares outstanding excluding own shares, or of an aggregate repurchase amount of up to ¥300 billion. The purpose of the repurchase is to enhance the return of earnings to shareholders, to improve capital efficiency, and to implement flexible capital policies. Under this share repurchase program, MUFG repurchased 105,461,600 shares of its common stock for ¥77,753 million in May and June 2022.